Exhibit 10.20

Catering Service Agreement

This Catering Service Agreement is made by and between:

Party A:

Party B: Shanghai Kehui Catering Management Co., Ltd.

Through friendly negotiation, Party A and Party B agree the following:

1.	SERVICES

1.1	Party B provides Party A breakfast, lunch, dinner and related services during weekdays and lunch and dinner during weekends.

1.2	Price: RMB per person

1.3	Items included in a Lunch/Dinner set:

1.4	Lunch menu:

1.5	Party B shall provide menu for next week before every Thursday to Party A. Party B shall post the menu at the cafeteria after confirming with Party A.

1.6	Breakfast price: RMB per person

1.7	Items included in a Breakfast set:

1.8	Dinner menu:

2.	LOCATION FOR SERVICES

2.1	Lunch location:

2.2	Dinner location:

3.	CATERING FEES

3.1	Calculated based on the actual number of diners, which number shall be confirmed by Party A.

3.2	Payment:

Party A shall pay Party B the catering fees incurred in the previous month through bank transfer, check or other forms of payment within 3 days of receiving the number of the actual dinners provided by Party B before the fifth day of each month and confirmed by Party A.

4.	RIGHTS AND OBLIGATIONS

4.1	Party B’s Rights and Obligations

4.1.1	The catered food should meet the health and safety standards under applicable national laws and regulations and Shanghai municipality local rules.

4.1.2	Employees of Party B providing services for Party A shall have health certificate and completion of training certificate and meet other applicable national and local requirements.

4.1.3	Party B shall provide meal on time: breakfast 8:00 – 8:45; lunch 11:00 – 12:30; and dinner 17:15 – 18:30.

4.1.4	Within two hours after each meal time, Party B shall clean the dinning area.

4.1.5	Party B’s employees entering Party A’s premises should follow the rules set by Party A.

4.1.6	Party A shall not be responsible for any injury to party B’s employees at Party A’s premises caused by the lack of proper supervision on the part of Party B or due to such employees’ own negligence.

4.2	Party A’s Rights and Obligations

4.2.1	Party A shall provide areas of services and facilitate Party B’s services. Party A shall be responsible for the costs related to water and electricity used by Party B for providing services.

4.2.2	Party A shall pay Party B the catering fees on time each month.

5.	BREACH OF CONTRACT

5.1	Party A shall be liable for the breach of any provision of this agreement.

5.2	If there is any incident of food poisoning due to Party B’s failure to operate according to applicable health and safety standards, Party B shall bear the legal liability and this agreement shall be terminated immediately.

5.3	If Party A fails to pay catering fees in a timely manner without reasonable justification, there shall be a penalty per day equal to 2% of the unpaid payment.

6.	TERM

From the day Party A gives Party B a written notice for commencing the catering service until                     .

7.	This agreement may be renewed two weeks prior to the expiration date on mutually agreed terms and conditions.

8.	Unaddressed matters shall be resolved separately through negotiation.

9.	This agreement shall become effective after the parties sign and affixed it with company seals. This agreement has two original copies held by each of the parties. Each of the two original copies shall have the same legal effect.

10.	Exhibit: Party B’s Business License and Food Hygiene Certificate.

Party A:.

Representative:

Date:

Party B: Shanghai Kehui Catering Management Co., Ltd.

Representative:

Date:

Annex—Enterprise Legal Person Business License

Registration No. 310115000910050

Name:	Shanghai Kehui Catering Management Co., Ltd.

Address:	Floor 1, Building 6, No. 249 Faladi Rd., Pudong New District

Legal Representative:	Yan Yanqing

Registered Capital:	RMB 100,000

Paid-in Capital:	RMB 100,000

Type of Enterprise:	Limited Liability Company (invested or controlled by a natural person)

Business Scope:	produce bucketed rice, and serve up to 2,000 persons per meal (the permit is valid till June 26, 2010)

[Anything involving administrative permits in the operation of the enterprise shall be conducted in accordance with such permits.]

License No. :	15000003200810220055

Corporate No.	150000032005081800166

Date of Establishment:	August 18, 2005

Business Term:	August 18, 2005 until August 17, 2025

Validity:	August 18, 2005 until August 17, 2025

October 22, 2008

(Seal of Pudong New District Branch, Industry and Commerce Administrative Bureau of Shanghai Municipality)

Annex—Food Hygiene License of Shanghai

(Hu Pu) Shizhengzhi [2006] No.080565

Name:	Shanghai Kehui Catering Management Co., Ltd. (company seal)

Legal Representative:	Ke Zhangping

Address:	Floor 1, Building 6, No. 249 Faladi Road, Zhangiang Hi-tech Park, Shanghai

Production Mode and Business Scope:	produce bucketed rice and serve up to 2,000 persons per meal time

Valid till June 26, 2010

Issuance Authority:

Seal of Pudong New District Branch, Shanghai Food and Drug Administration

Issuance Date: June 27, 2010

Change Date: July 14, 2008

4